Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Aptus Drawdown Managed Equity ETF (ADME)
Aptus Collared Investment Opportunity ETF (ACIO)
Aptus Defined Risk ETF (DRSK)
Opus Small Cap Value ETF (OSCV)
Aptus International Enhanced Yield ETF (IDUB)
Aptus Enhanced Yield ETF (JUCY)
Aptus Large Cap Enhanced Yield ETF (DUBS)
Aptus Large Cap Upside ETF (UPSD)
Aptus Deferred Income ETF (DEFR)
(the “Funds”)

January 23, 2026

Supplement to the Statement of Additional Information (“SAI”),
dated August 31, 2025.

The Board of Trustees of ETF Series Solutions (the “Trust”) regrets to inform its shareholders that Leonard Rush, Trustee and Audit Committee Chairman of the Trust, has passed away. Mr. Rush brought a unique perspective to the Board because of the various roles he held in the investment community, including his substantial industry experience serving in several different senior executive roles at various global financial services firms.
The Trust will miss his extensive leadership skills and the clear guidance he brought to the Trust’s Board. Accordingly, all references to Mr. Rush are removed from the SAI going forward.

Please retain this Supplement with your Statement of Additional Information for future reference.